                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 15, 2004


                        APPLIED DIGITAL SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

   MISSOURI                      000-26020                      43-1641533
   --------                      ---------                      ----------
(State or other            (Commission File No.)               (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


                         400 ROYAL PALM WAY, SUITE 410
                           PALM BEACH, FLORIDA 33480
                    (Address of principal executive offices)

                                  561-805-8000
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibit is furnished as part of this Current Report on Form
8-K:

         (99.1)            Press Release dated March 15, 2004.



ITEM 9.  REGULATION FD DISCLOSURE

On March 15, 2004, Applied Digital Solutions, Inc. issued a press release disclosing its financial results for the year ended December 31, 2003, which is set forth as Exhibit 99.1 to this Current Report. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   APPLIED DIGITAL SOLUTIONS, INC.

                                   By:   /s/ Evan C. McKeown
                                      --------------------------------
                                   Name:  Evan C. McKeown
                                   Title: Senior Vice President and
                                          Chief Financial Officer

Dated: March 15, 2004

                              INDEX TO EXHIBITS

Exhibit Number             Description
--------------             -----------

    99.1                   Copy of Press Release dated March 15, 2004.